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                  PROSPECTUS SUPPLEMENT DATED NOVEMBER 23, 2005
                          TO THE CURRENT PROSPECTUS OF

                        AMERICAN INDEPENDENCE FUNDS TRUST

                              ULTRASHORT BOND FUND
                             INTERMEDIATE BOND FUND
                                   STOCK FUND
                     INTERNATIONAL MULTI-MANAGER STOCK FUND
                           KANSAS TAX-EXEMPT BOND FUND
                                MONEY MARKET FUND
                                  (THE "FUNDS")

                                 SUPPLEMENT TO:

      SERVICE CLASS AND PREMIUM CLASS SHARES PROSPECTUS DATED MARCH 1, 2005
                                (THE PROSPECTUS")

      This Supplement amends information in the American Independence Funds Service Class and Premium Class Prospectus dated March 1, 2005 and supersedes any information to the contrary therein:

      INTRUST Financial Services, Inc., ("IFS") is a wholly owned subsidiary of INTRUST Bank, N.A. IFS and INTRUST Bank have entered into an agreement (the "Agreement") with Arrivato Advisors, LLC ("Arrivato") pursuant to which Arrivato would acquire all of IFS' investment management business relating to the American Independence Funds Trust.

      Arrivato Funds Trust (the "Trust") is a Delaware business trust that was organized on October 7, 2004 as an open-end, management investment company. Arrivato's main office is located at 350 Fifth Avenue, New York, NY 10118.

      The Board of Trustees of American Independence Funds Trust has approved the reorganization of each American Independence Funds mutual fund (each an "AIF mutual fund") into a corresponding Arrivato mutual fund. These reorganizations also have been approved by the Board of Trustees of the Arrivato Funds Trust. It is anticipated that shareholders of each American Independence Fund mutual fund will be asked, at a special meeting of shareholders to be held in January, to consider the reorganization of that AIF fund into a substantially similar mutual fund managed by Arrivato. In some cases, Arrivato will create the Arrivato mutual fund or classes into which AIF mutual funds or classes will reorganize. Complete details of the proposed reorganizations will be sent to AIF mutual fund shareholders along with proxy materials. If the reorganization is approved by shareholders of an AIF fund, shareholders of that AIF mutual fund would become shareholders of the Arrivato mutual fund into which the AIF mutual fund is reorganized.

      The reorganizations are expected to be structured as tax-free transactions for federal income tax purposes. Redemptions or transfers from an AIF mutual fund prior to completion of the reorganization may result in tax consequences. You should consult with a competent tax adviser about your individual circumstances. Consummation of the reorganization of any AIF mutual fund is subject to a number of conditions, including approval by shareholders of the AIF mutual fund. The new Arrivato Funds that will result from the reorganizations are not yet available for sale.

      If you have any questions concerning the reorganizations, please feel free to contact American Independence Funds at 316-383-1094.

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                  PROSPECTUS SUPPLEMENT DATED NOVEMBER 23, 2005
                          TO THE CURRENT PROSPECTUS OF

                        AMERICAN INDEPENDENCE FUNDS TRUST

                                THE NESTEGG FUNDS

                                NESTEGG 2010 FUND
                                NESTEGG 2020 FUND
                                NESTEGG 2030 FUND
                                NESTEGG 2040 FUND
                        NESTEGG CAPITAL PRESERVATION FUND
                                  (THE "FUNDS")

                                 SUPPLEMENT TO:

        PREMIUM AND SERVICE CLASS SHARES PROSPECTUS DATED MARCH 1, 2005,
                               (THE "PROSPECTUS")

      This Supplement amends information in the NestEgg Funds Service Class and Premium Class Prospectus dated March 1, 2005 and supersedes any information to the contrary therein:

      INTRUST Financial Services, Inc., ("IFS") is a wholly owned subsidiary of INTRUST Bank, N.A. IFS and INTRUST Bank have entered into an agreement (the "Agreement") with Arrivato Advisors, LLC ("Arrivato") pursuant to which Arrivato would acquire all of IFS' investment management business relating to the American Independence Funds Trust.

      Arrivato Funds Trust (the "Trust") is a Delaware business trust that was organized on October 7, 2004 as an open-end, management investment company. Arrivato's main office is located at 350 Fifth Avenue, New York, NY 10118.

      The Board of Trustees of American Independence Funds Trust has approved the reorganization of each NestEgg Funds (each a "NestEgg Fund") into a corresponding Arrivato Dow Jones U.S. Target Date Fund. These reorganizations also have been approved by the Board of Trustees of the Arrivato Funds Trust. It is anticipated that shareholders of each NestEgg Fund will be asked, at a special meeting of shareholders to be held in January, to consider the reorganization of that NestEgg Fund into a substantially similar mutual fund managed by Arrivato. In some cases, Arrivato will create the class into which NestEgg Funds or classes will reorganize. Complete details of the proposed reorganizations will be sent to NestEgg Fund shareholders along with proxy materials. If the reorganization is approved by shareholders of a NestEgg Fund, shareholders of that fund would become shareholders of the Arrivato Dow Jones U.S. Target Date Fund into which the NestEgg Fund is reorganized.

      The reorganizations are expected to be structured as tax-free transactions for federal income tax purposes. Redemptions or transfers from a NestEgg Fund prior to completion of the reorganization may result in tax consequences. You should consult with a competent tax adviser about your individual circumstances. Consummation of the reorganization of any NestEgg Fund is subject to a number of conditions, including approval by shareholders of the NestEgg Funds. The Arrivato Dow Jones Funds are not yet available for sale.

      If you have any questions concerning the reorganizations, please feel free to contact the NestEgg Funds at 316-383-1094.